UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Glimcher Realty Trust
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September 16, 2014 WPGLIMCHER Combination Creates Leading Multi-faceted Retail REIT

Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of GRT and WPG concerning the proposed transaction involving GRT and WPG, the anticipated consequences and benefits of the transaction and the targeted close date for the transaction, and other future events and their potential effects on WPG, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of GRT’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of GRT or WPG to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, without limitation: the ability to obtain the approval of the transaction by GRT’s shareholders; the ability to satisfy the condition to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected or at all; the ability to finance the transaction; the ability to successfully operate and integrate GRT’s and WPG’s businesses and achieve cost savings; changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the; restrictions in current financing arrangements or the failure to comply with such arrangements; the impact of changes to tax legislation and the company’s tax position; failure to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on development and investment properties; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities, which may adversely affect the general economy, as well as domestic and global financial and capital markets, specific industries and our properties; the unfavorable resolution of legal proceedings; the impact of future acquisitions and divestitures; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in WPG’s periodic reports filed with the Securities and Exchange Commission, including WPG’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and GRT and WPG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Actual results may differ materially from current projections. Investors, potential investors and others should give careful consideration to these risks and uncertainties. 2

Washington Prime Spinoff from Simon Property Group (“Simon”) 05/28/2014 Diversified portfolio of enclosed and open air shopping centers Strong cash flow from an asset base with affordable rent per SF Sector leading balance sheet for stability, reinvestment, redevelopment, and growth Stable investment grade credit rating Transition services and management / leasing agreements with Simon allowing WPG to focus on operations with a full “rental” support-office Independent and highly qualified board members Core management team recruited from both inside and outside Simon led by CEO Mark Ordan 3

Initial Strategic Plan Strengthen core operations Acquire and / or redevelop assets and portfolios with demonstrable franchise value Strong cash flows Sensible rent rolls A lasting defensible position in the community / market Opportunities for cash flow growth Mall and open air indifferent Continue redevelopment and selective ground up development Maintain strong balance sheet & credit rating 4

Washington Prime and Glimcher WPGLIMCHER Adds a diversified, high quality, strong cash flow portfolio Spans high end, middle market, and lifestyle centers Broadens geographic diversification Broadens portfolio tenant mix Proven management team making clear progress in increasing portfolio asset quality A scalable integrated headquarters and support structure located in Columbus, OH to transition from Simon Enables significant G&A and property expense synergies A WPGlimcher branded shopping experience broadened across the combined portfolio Demonstrates the power of the strategic relationship with Simon –Broad industry and transition expertise, board level guidance Pooled management team lead by Executive Chairman Mark S. Ordan and CEO Michael Glimcher 5

Transaction Overview Overview & Financing Glimcher Realty Trust for $14.20 per share, consisting of: – $10.40 in cash – 0.1989 shares of WPG per Glimcher share Concurrent with closing Simon will acquire two Glimcher assets (Jersey Gardens and University Park Village) for $1.09bn, to close simultaneously with the proposed transaction Dividend WPG expects to maintain its quarterly dividend at an annual run rate of $1.00 per share Expected Close Expected to close early 2015 Subject to customary closing conditions, including Glimcher shareholder approval Management Team and Board Mark Ordan, Executive Chairman, as full time senior executive engaged in WP overall business with primary focus on strategic and financial planning Michael Glimcher, Vice Chairman and Chief Executive Officer, will manage WP day to day operations and property portfolio reporting to Mark Ordan Michael Glimcher and another Glimcher board member will join the new WPGlimcher board, increasing the total board size to 9 members (Mr. Sokolov will be succeeded as Chairman by Mr. Ordan at closing) 6

Transaction Benefits Enhanced Portfolio Adds high quality mix of assets to WPG portfolio Combines leading operational and financial management expertise Leverages Glimcher’s scalable operating platform and reduces transition risk Infrastructure & Platform Positioning Glimcher’s operational platform provides the management, accounting, information technology, human resources, marketing and other administrative functions necessary to replace the current short term management contract with Simon Allows for significant G&A and property level expense synergies Combined company administrative / operating headquarters to be located in Columbus, Ohio Financial Strength Increases financial scale and liquidity Maintain competitive cost of capital Expected to maintain investment grade ratings 7

Expected Sources and Uses Acquisition $592mm of equity consideration issued to Glimcher equity holders Proceeds from Simon asset sales used to reduce leverage Cash needs fully backstopped by $1.25bn bridge commitment in place Sources $ % Mortgage Debt Assumed by Simon $424 9.8% Equity from Simon 666 15.3 Mortgage Debt Assumed by WPG 1,276 29.4 WPG Equity to Glimcher Shareholders 592 13.6 JV / Asset Sales / Capital Markets / Bridge Loan 1,190 27.4 Preferred Stock Assumed 198 4.6 Total Sources $4,346 100.0% Uses $ % Cash to Glimcher Shareholders $1,525 35.1% Equity to Glimcher Shareholders 592 13.6 Mortgage Debt Assumed 1,700 39.1 Preferred Stock Assumed / Redeemed 316 7.3 Paydow n of Credit Facility 128 2.9 Transaction Expenses 86 2.0 Total Uses $4,346 100.0% 8

Financial Highlights Expected to be accretive to FFO during 2015 Substantial cost synergies reflected in reduced public company costs and the integration of property management and back office support currently provided by Simon Increased cash flows sourced from: Rent rolls with upside potential Stabilizing current re-development projects Executing on new re-development and ground up development Combined company expected to maintain investment grade rating Flexibility through potential JVs, assets sales, capital markets transactions and bridge facility 9

Merger enhances scale, asset quality and tenant relationships Assets 96 23 119 Square Footage 52.4mm 15.8mm 68.2mm Total Enterprise Value $5.3 billion $3.2 billion $8.5 billion Occupancy (3) 92.6% 92.6% 92.6% WPG (1) Assumes the sale of Puente Hills Mall prior to closing. (2) Occupancy calculation excludes anchors for malls and includes owned anchors for strip centers as of 8/31/2014. Glimcher less Malls Sold to Simon (1) WPGlimcher Combined 10

Portfolio Scale Increases and Provides Enhanced Leasing Platform Further diversifies the portfolio by geography, tenancy, and asset type Note: Assets going back to lender are not included. (1) Excludes Jersey Gardens, University Park Village and Puente Hills. WPG Portfolio (96) Glimcher Portfolio (23) 11

Strategic Focus Provide growing cash flow through strong leasing and asset management Upgrade portfolio with strategic dispositions Acquire assets that drive superior cash flow / NOI Unlock additional asset value through redevelopment Strengthen balance sheet Continue to Enhance Portfolio to drive Superior NOI Growth 12

Road Map Integrate senior management and corporate support functions to realize synergies Transition property management to Glimcher platform Finalize potential JV arrangements Review portfolio for non-core asset sales Confirm investment grade rating and issue unsecured bonds to retire bridge Optimize and deepen tenant relationships 13

ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, WPG will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of GRT and a prospectus of WPG, and GRT will file other documents with respect to WPG’s proposed acquisition of GRT. GRT plans to mail the definitive proxy statement/prospectus and a form of proxy to its shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENT AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WPG, GRT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. WPG, GRT and their respective directors, trustees and executive officers and other persons may be deemed to be participants in the solicitation of proxies from GRT’s shareholders in respect of the proposed transaction that will be described in the proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from GRT’s shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, in GRT is set forth in GRT’s Annual Report on Form 10-K for the year ended December 31, 2013 and its Proxy Statement on Schedule 14A, dated March 28, 2014, which are filed with the SEC. Additional information regarding the interests of WPG’s and GRT’s directors, trustees and executive officers in the proposed transaction, which may be different than those of GRT’s shareholders generally, will be contained in the proxy statement/prospectus when filed with the SEC. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about WPG and GRT, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from WPG by accessing WPG’s website at investors.washingtonprime.com under the heading “Financial Information” and then under “SEC Filings” or from GRT by accessing GRT’s website at investor.glimcher.com under the heading “Financial Information” and then under “SEC Filings” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Washington Prime Group Inc., 7315 Wisconsin Avenue, Bethesda, Maryland 20814, Attention: Investor Relations, Telephone: 240-630-0021 or to Glimcher Realty Trust, 180 East Broad Street, Columbus, Ohio 43215, Attention: Investor Relations, Telephone: 614-887-5632. 14